UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2015

STONE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road
Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Stone Energy Corporation (“Stone”) held on May 21, 2015, Stone’s stockholders approved the adoption of two amendments (the “Amendments”) to the Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan, as amended from time to time (the “Stock Incentive Plan”). The Second Amendment to the Stock Incentive Plan (the “Second Amendment”) provides, among other things, for an increase in the number of shares of common stock reserved for issuance under the Stock Incentive Plan by 1,600,000 shares to 10,125,000 shares and for an extension of the term of the Stock Incentive Plan to May 21, 2025. The Third Amendment to the Stock Incentive Plan (the “Third Amendment”) sets forth the material terms of the Stock Incentive Plan (i.e., the eligible employees, business criteria and maximum annual per person compensation limits) for purposes of complying with certain requirements of Section 162(m) of the Internal Revenue Code. The Third Amendment does not change the employees eligible to receive compensation under the Stock Incentive Plan, but does (i) allow Stone to grant cash awards (which may or may not be designated as performance awards) under the Stock Incentive Plan, (ii) impose a fixed share number limit on stock-based awards and a fixed dollar limit on cash awards granted during any calendar year under the Stock Incentive Plan to certain individuals, and (iii) add additional business criteria that may be utilized in setting performance goals under the Stock Incentive Plan. The Amendments became effective as of May 21, 2015.

A description of the material provisions of the Stock Incentive Plan was included in Stone’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2015. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Second Amendment and the Third Amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of Stone voted on the following proposals:

(1) The election of ten directors each to serve a term of one year;

(2) Ratification of the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for fiscal 2015;

(3) Approval of the advisory resolution approving named executive officer compensation;

(4) Approval of an amendment to Stone’s Certificate of Incorporation to increase the number of shares of authorized common stock from 100,000,000 shares to 150,000,000 shares;

(5) Approval of the Second Amendment to Stone’s Stock Incentive Plan to increase the number of shares reserved for issuance under the Stock Incentive Plan by 1,600,000 shares; and

(6) Approval of the Third Amendment to Stone’s Stock Incentive Plan setting forth the eligible employees, business criteria and maximum annual per person compensation limits under the Stock Incentive Plan for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

At the Annual Meeting, the stockholders re-elected the following individuals to serve as directors until the 2016 Annual Meeting of Stockholders by the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
George R. Christmas	44,392,237	447,953	20,831	5,334,306
B. J. Duplantis	42,433,774	2,409,192	18,055	5,334,306
Peter D. Kinnear	44,430,082	413,084	17,855	5,334,306
David T. Lawrence	44,549,045	292,445	19,531	5,334,306
Robert S. Murley	44,541,397	301,769	17,855	5,334,306
Richard A. Pattarozzi	44,347,275	494,215	19,531	5,334,306
Donald E. Powell	44,431,625	409,337	20,059	5,334,306
Kay G. Priestly	44,435,807	405,683	19,531	5,334,306
Phyllis M. Taylor	44,480,076	363,090	17,855	5,334,306
David H. Welch	44,019,983	806,193	34,845	5,334,306

The stockholders ratified the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for fiscal 2015 by the following vote:

For	Against	Abstain	Broker Non-Votes
49,796,605	332,963	65,759	—

The stockholders approved the advisory resolution approving named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
43,249,777	1,469,898	141,346	5,334,306

The stockholders approved the amendment to Stone’s Certificate of Incorporation to increase the number of shares of authorized common stock from 100,000,000 shares to 150,000,000 shares by the following vote:

For	Against	Abstain	Broker Non-Votes
48,741,774	1,311,928	141,625	—

Following the approval of this proposal, on May 21, 2015, Stone filed a Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of shares of authorized common stock from 100,000,000 shares to 150,000,000 shares. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this report.

The stockholders approved the Second Amendment to Stone’s Stock Incentive Plan to increase the number of shares reserved for issuance under the Stock Incentive Plan by 1,600,000 shares by the following vote:

For	Against	Abstain	Broker Non-Votes
44,161,391	662,216	37,414	5,334,306

The stockholders approved the Third Amendment to Stone’s Stock Incentive Plan setting forth the eligible employees, business criteria and maximum annual per person compensation limits under the Stock Incentive Plan for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code by the following vote:

For	Against	Abstain	Broker Non-Votes
44,200,630	608,018	52,373	5,334,306

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Stone Energy Corporation

10.1	Second Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan

10.2	Third Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 22, 2015	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Stone Energy Corporation

10.1	Second Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan

10.2	Third Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan

5